SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2012

Eagle Bancorp, Inc.

 (Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

7815 Woodmont Avenue, Bethesda, Maryland  20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  301.986.1800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

On October 30, 2012, Eagle Bancorp, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) a prospectus supplement (the “Prospectus Supplement”) to the prospectus (the “Prospectus”) included as part of the Company’s registration statement on Form S-3 declared effective by the Commission on October 5, 2012 (File No. 333-183054) (the “Registration Statement”), pursuant to which will issue, in an underwritten offering, 552,112 shares of its common stock, $.01 par value per share.

Prospective investors should read the Prospectus Supplement, the Prospectus and all documents incorporated by reference therein.

Item 9.01               Financial Statements and Exhibits

(d)  Exhibits.

Number	Description
5.1	Opinion of BuckleySandler LLP
23.1	Consent of BuckleySandler LLP (included in exhibit 5.1)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP, INC.

By:	/s/ Michael T. Flynn
Michael T. Flynn, Executive Vice President, Chief Operating Officer

Dated: October 30, 2012